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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (date of earliest event reported): April 1, 1997

                         GLOBAL SPILL MANANGEMENT, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                         0-20317                88-0270266
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)

       2300 Computer Avenue (Bldg. G-25), Willow Grove, Pennsylvania 19090
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (215) 830-1351


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Item 7.           Financial Statements and Exhibits
          (c)      Exhibits

         The  following Exhibit is filed as part of this report:
                  Exhibit 10.1.  Form of Regulation S Subscription Agreement

Item 9.           Sale of Equity Securities Pursuant to Regulation S.

         On March 7, 1997, the Registrant authorized the issuance of an aggregate of 500,000 shares of its Common Stock (par value $.001 per share) to Sound Wave Musikvertriebsgestellschaft m-b-H in exchange for the sum of $500,000 received and to be received by the registrant. The 500,000 shares were issued on April 1, 1997. The closing bid price of a share of the Registrant's Common Stock on each such date was $.25 per share. No commissions were paid. The Registrant relied upon warranties and representations made by the recipient in the Subscription Agreement in the form filed herewith as Exhibit 10.1, incorporated herein by reference, as the basis for claiming the exemption pursuant to Regulation S.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GLOBAL SPILL MANAGEMENT, INC.

                                      By:  /s/ Allan Esrine
                                           Allan Esrine
                                           Acting Principal Financial Officer

Date:  April 10, 1997